UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025

A-MARK PRECIOUS METALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36347	11-2464169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Rosecrans Ave, Suite 6300
El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 587-1477

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMRK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2025, A-Mark Precious Metals, Inc. (the "Company") entered into a Twelfth Amendment to Credit Agreement (the "Credit Agreement Twelfth Amendment") with the other loan parties thereto, the lenders party thereto and CIBC Bank USA as administrative agent for the lenders.

The Credit Agreement Twelfth Amendment amends the Company’s Credit Agreement, dated December 21, 2021, as amended by amendments first through eleventh (the “Credit Agreement”), which provides for a revolving credit facility.

The Credit Agreement Twelfth Amendment modifies certain requirements under the Credit Agreement.

A copy of the Credit Agreement Twelfth Amendment will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2025.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 28, 2025, the Company consummated the acquisition of Spectrum Group International, Inc. (“SGI”), pursuant to the terms of a Merger Agreement in the form of Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on February 3, 2025 (as amended, the “Merger Agreement”), to which reference is made for its terms. Pursuant to the terms of the Merger Agreement, each share of SGI common stock was converted into the right to receive $17,648.31 in cash, for a total of $44,699,970, and 660 shares of common stock of the Company, for an aggregate of 1,671,661 shares. Also pursuant to the terms of the Merger Agreement, an aggregate of 66,876 shares of common stock of the Company was held back from certain SGI stockholders to satisfy potential indemnification claims. For additional information regarding the acquisition, see the Form 8-K filed on February 3, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.2	Amendment No. 1, dated February 28, 2025, to Agreement and Plan of Merger by and among A-Mark Precious Metals, Inc., Spectrum Group International, Inc., et al, dated January 30, 2025.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A-MARK PRECIOUS METALS, INC.

Date:	March 6, 2025	By:	/s/ Carol Meltzer
		Name: Title:	Carol Meltzer General Counsel and Secretary